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                                                            EXHIBIT 10(iii)A(20)



                           NATIONAL SERVICE INDUSTRIES

                                    AMENDMENT
                                       TO
                             STOCK OPTION AGREEMENTS

         THIS AMENDMENT made and entered into as of the 24th day of July, 2001, by and between National Service Industries, Inc., a Delaware corporation (the "Company") and Brock A. Hattox ("Optionee").

         WHEREAS, the Company has previously adopted the National Service Industries, Inc. Long-Term Incentive Program ("LTIP") and the National Service Industries, Inc. Long-Term Achievement Incentive Plan ("LTAIP") to provide additional incentives to certain officers and key employees of the Company and its Subsidiaries; and

         WHEREAS, the Optionee has been granted the Incentive Stock Options
(ISOs) and Nonqualified Stock Options (NQSOs) listed on Exhibits A, B, and C attached hereto (collectively the "Options") under the LTIP and the LTAIP; and

         WHEREAS, the terms and conditions of the grants of the Options are reflected in Stock Option Agreements (the "Stock Option Agreements") between the Company and Optionee; and

         WHEREAS, the Company and the Optionee desire to amend the Stock Option Agreements for the Options in the manner hereinafter provided;

         NOW, THEREFORE, the parties agree as follows:

                                       1.

         Each of the Stock Option Agreements for the Options listed on Exhibit A attached hereto is hereby amended to renumber the existing Section 6.1 as
Section 6.1(a) and to insert the following as a new subsection 6.1(b):

                  "(b) Termination After Attaining Age 55. If the Optionee terminates employment (other than as a result of death or Disability) after attaining age 55 but prior to age 65, unless the Committee determines otherwise at the time of such termination, the Option shall continue to vest in accordance with the original schedule (just as if the Optionee had remained employed) and shall remain exercisable until five (5) years after the date of termination (but not beyond the Exercise Term). In the event of the Optionee's death after such termination, the Option shall continue to be exercisable in accordance with this subsection (b) as if the Optionee had lived and the Option shall be exercisable by the persons described in (a) above."

                                       2.

         The Stock Option Agreement for the Option listed on Exhibit B attached hereto is hereby amended to insert the following as a new subsection 6.2(d):

                  "(d) Termination After Attaining Age 55. If the Optionee terminates employment (other than as a result of death or Disability) after attaining age 55 but prior to age 65, unless the Committee determines otherwise at the time of such termination, the Option shall continue to vest in accordance with the original schedule (just as if the Optionee had remained employed) and shall remain exercisable until five (5) years after the date of termination (but not beyond the Exercise Term). In the event of the Optionee's death after such termination, the Option shall continue to be exercisable in accordance with this subsection (d) as if the Optionee had lived and the Option shall be exercisable by the persons described in (a) above."

                                       3.

         Each of the Stock Option Agreements for the Options listed on Exhibit C attached hereto is hereby amended to delete the existing Section 6.2 in its entirety and to substitute the following in lieu thereof:

                  "6.2     Termination of Employment Due to Specified Reasons.

                           If the Optionee's termination of employment is due to
death, Disability, Retirement (termination on or after age 65), termination by the Company other than for cause, termination after attaining age 55, or voluntary termination, the following shall apply:

                  (a) Termination Due To Death. In the event the Optionee dies while actively employed, the Option shall remain exercisable until seven (7) years after the date of grant or five (5) years after the date of termination, whichever is later (but in any event not beyond the Exercise Term), by (A) a Permitted Transferee (as defined in Section 8 below), if any, or such person(s) that have acquired the Optionee's rights under such Option by will or by the laws of descent and distribution, or (B) if no such person described in (A) exists, the Optionee's estate or representative of the Optionee's estate.

                  (b) Termination by Disability. In the event the employment of the Optionee is terminated by reason of Disability, the Option shall remain exercisable until seven (7) years after the date of grant or five (5) years after the date the Committee determines the Optionee terminated for Disability, whichever is later (but in any event not beyond the Exercise
                           Term). In the event of the Optionee's death after such termination, the Option shall continue to be exercisable in accordance with this subsection (b) as if the


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                           Optionee had lived and the Options shall be
                           exercisable by the persons described in (a) above.

                  (c) Termination by Retirement or by the Company Without Cause. In the event the employment of the Optionee is terminated by reason of Retirement (at or after age
                           65) or by the Company for any reason other than for cause, the Option shall remain exercisable until seven (7) years after the date of grant or five (5) years after the date of termination, whichever is later (but in any event not beyond the Exercise
                           Term). In the event of the Optionee's death after such Retirement or termination, the Option shall continue to be exercisable in accordance with this subsection (c) as if the Optionee had lived and the Options shall be exercisable by the persons described in (a) above.

                  (d) Termination After Attaining Age 55. In the event the Optionee terminates employment (other than as a result of death or Disability) after attaining age 55 but prior to age 65, unless the Committee determines otherwise at the time of such termination, the Option shall continue to vest in accordance with the original schedule (just as if the Optionee had remained employed) and shall remain exercisable until five (5) years after the date of termination (but in any event not beyond the Exercise Term). In the event of the Optionee's death after such termination, the Option shall continue to be exercisable in accordance with this subsection (d) as if the Optionee had lived and the Options shall be exercisable by the persons described in (a) above.

                  (e) Voluntary Termination. In the event Optionee voluntarily terminates employment, the Options shall remain exercisable until ninety (90) days after the date of termination (but not beyond the Exercise
                           Term)."

                                       4.

         This Amendment shall be effective as of July 24, 2001. Except as hereby modified, the Stock Option Agreements shall remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first written above.


                                       NATIONAL SERVICE INDUSTRIES, INC.



                                       By:
                                          --------------------------------------



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



                                       -----------------------------------------
                                                     BROCK A. HATTOX


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

                                    Exhibit A

----------------------------------------------------------------------------------------------------------------------
                      Expiration
Grant Date            Date               Plan ID             Grant Type         # Options           Option Price
----------------------------------------------------------------------------------------------------------------------
9/9/1996              9/9/2006           LTIP                ISO                10,524              $38.00
----------------------------------------------------------------------------------------------------------------------
9/9/1996              9/9/2006           LTIP                NQSO               9,476               $38.00
----------------------------------------------------------------------------------------------------------------------


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

                                    Exhibit B

----------------------------------------------------------------------------------------------------------------------
                      Expiration
Grant Date            Date               Plan ID             Grant Type         # Options           Option Price
----------------------------------------------------------------------------------------------------------------------
9/17/1996             9/17/2006          LTIP                NQSO               20,000              $38.00
----------------------------------------------------------------------------------------------------------------------


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

                                    Exhibit C

----------------------------------------------------------------------------------------------------------------------
                      Expiration
Grant Date            Date               Plan ID             Grant Type         # Options           Option Price
----------------------------------------------------------------------------------------------------------------------
1/5/2000              1/5/2010           LTAIP               NQSO               65,001              $27.6875
----------------------------------------------------------------------------------------------------------------------
10/4/2000             10/4/2010          LTAIP               NQSO               57,312              $19.4375
----------------------------------------------------------------------------------------------------------------------


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